SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 1999


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-25064                                              41-1580506
(Commission File Number)                                    (IRS Employer
                                                         Identification No.)


                              3500 West 80th Street
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On May 14, 1999, the Registrant sold to HealthSouth Corporation substantially all of the assets and business (excluding cash, accounts receivable and accounts payable) of a majority of the Registrant's freestanding physical therapy clinics. The Registrant also entered in a noncompetition agreement with HealthSouth Corporation. The aggregate sale price for the clinics and consideration for the noncompetition covenant was $3,600,000 cash, and was determined by negotiation between the Registrant and HealthSouth Corporation.

Item 7.           Financial statements and Exhibits

         (a)      Financial Statements:

                  None

         (b)      Pro Forma Financial Information:

                  The Registrant's unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1999 and notes thereto are filed with this report immediately following the signature page hereto.

         (c)      Exhibits:

                  See Exhibit Index immediately following Pro Forma Financial Information.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTH FITNESS CORPORATION



                                       By  /s/ Loren S. Brink
Date  May 28, 1999                             Loren S. Brink, President

                         PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma condensed consolidated financial statements set forth, for the dates indicated, summarize unaudited pro forma condensed consolidated financial information for Health Fitness Corporation. This information is derived from the historical consolidated financial statements and notes thereto and reflects the condensed consolidated balance sheet as of March 31, 1999 as if the sale of the Company's physical therapy clinics had occurred on March 31, 1999.

         In accordance with the rules and regulations of the Securities and Exchange Commission, a pro forma condensed consolidated statement of income has not been filed because the historical income statements for the twelve months ending December 31, 1998 and the three months ending March 31, 1999 reflect the transaction as discontinued operations for the entire periods.

         Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements. These financials statements should also be read in conjunction with the historical financial statements of Health Fitness Corporation and notes thereto. Actual adjustments may differ from the proforma adjustments presented herein.

                           Health Fitness Corporation
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                 March 31, 1999

                                                                                          Pro Forma Adjustments
                                                                                             Reflecting the
                                                                                                Sale of
                                                                                                Physical
                                                                              Historical     Therapy Clinics    Pro-Forma
                                                                              ----------     ---------------    ----------
ASSETS

CURRENT ASSETS:
    Cash                                                                     $    26,692     $ 3,600,000 (a)   $    26,692
                                                                                              (2,250,000)(c)
                                                                                              (1,350,000)(b)
    Trade accounts and notes receivable, less
       allowance for doubtful accounts of $1,093,688 and $1,293,000            5,093,930                         5,093,930
    Inventories                                                                   28,548                            28,548
    Prepaid expenses and other                                                   121,612                           121,612
                                                                              ----------                        ----------
           Total current assets                                                5,270,782                         5,270,782

PROPERTY AND EQUIPMENT, net                                                      711,627                           711,627

OTHER ASSETS:
    Goodwill, less accumulated amortization of $1,697,929 and $1,580,098,
       respectively                                                            7,518,700                         7,518,700
    Noncompete agreements, less accumulated amortization of
       $417,290 and $374,478, respectively                                       549,560                           549,560
    Copyrights, less accumulated amortization of $96,775 and
       $85,608, respectively                                                     573,225                           573,225
    Trade names, less accumulated amortization of $24,114 and $20,613,
       respectively                                                              185,886                           185,886
    Contracts, less accumulated amortization of $33,333 and $23,334,
       respectively                                                               46,667                            46,667
    Trade accounts and notes receivable, less allowance for doubtful
       accounts of $30,000 and $30,000, respectively                             530,511                           530,511
    Deferred financing costs, less accumulated amortization of
       $1,086,907 and $836, 082, respectively                                    334,435                           334,435
    Other                                                                         40,983                            40,983
    Net assets of discontinued operations                                      3,196,962      (3,600,000)(a)       946,962
                                                                                               1,350,000 (b)
                                                                              ----------                        ----------
                                                                             $18,959,338                       $16,709,338
                                                                              ==========                        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Checks written in excess of bank balance                                 $   671,288                       $   671,288
    Notes payable                                                              7,048,031     $(2,250,000 (c)     4,798,031
    Current maturites of long-term debt                                          526,544                           526,544
    Trade accounts payable                                                       927,545                           927,545
    Accrued salaries, wages, and payroll taxes                                 1,632,087                         1,632,087
    Accrued earn-out                                                             215,370                           215,370
    Other accrued liabilities                                                    659,501                           659,501
    Deferred revenue                                                           1,659,247                         1,659,247
                                                                              ----------                        ----------
           Total current liabilities                                          13,339,613                        11,089,613

LONG-TERM DEBT, less current portion                                             809,853                           809,853

SUBORDINATED DEBT                                                                115,000                           115,000

COMMITMENTS AND CONTINGENCIES                                                        --                                --

STOCKHOLDERS' EQUITY
    Preferred stock, $.01 par value; authorized 5,000,000
      shares, none issued or outstanding                                             --                                --
    Common stock, $.01 par value; 25,000,000 shares authorized;
      11,884,413 and 8,136,828 shares issued and outstanding, respectively       118,844                           118,844
    Additional paid-in capital                                                16,725,125                        16,725,125
    Accumulated deficit                                                      (12,103,466)                      (12,103,466)
                                                                              ----------                        ----------
                                                                               4,740,503                         4,740,503
    Stockholder note and interest receivable                                     (45,631)                          (45,631)
                                                                              ----------                        ----------
                                                                               4,694,872                         4,694,872
                                                                              ----------                        ----------
                                                                             $18,959,338                       $16,709,338
                                                                              ==========                        ==========


Notes to Pro Forma Condensed Consolidated Balance Sheet:
(a) To reflect the cash proceeds received from the sale of the physical therapy clinics sold May 14, 1999.
(b) To reflect payment of certain liabilities associated with the sale of the physical therapy clinics.
(c)      To reflect payment of notes payable with remaining proceeds.

                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report
                               Dated May 14, 1999




Exhibit Number    Description

      2.1 Agreement to Purchase Assets, dated as of May 14, 1999, among the Registrant, certain of its subsidiaries and HealthSouth Corporation. The following exhibits to the Agreement and Plan of Reorganization have not been included, but the Registrant agrees to furnish a copy of them supplementally to the Commission upon request:

                  A.       Listing of Purchased Assets of Sellers
                  B.       Listing of All Leases, Contracts and Agreements
                  C. Sellers' Patient Information and Sellers' Financial Information
                  D.       Disclosure Schedule
                  E. List of Sellers' Employees to be retained by HealthSouth
                  F.       Risk Management Information
                  G.       Legal Opinion